Nationwide Life Insurance Company • Nationwide Variable Account-7

Prospectus supplement dated July 27, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On July 8, 2009, the Securities and Exchange Commission (the “SEC”) approved Nationwide’s application for an Order permitting the substitution of shares of the underlying mutual fund in Column A (“Existing Fund”) below with shares of the underlying mutual fund in Column B (“Replacement Fund”) below.

Column A Existing Fund	Column B Replacement Fund
AIM Variable Insurance Funds—AIM V.I. Basic Value Fund: Series II Shares	Nationwide Variable Insurance Trust—NVIT Multi-Manager Large Cap Value Fund: Class II

The Exchange Date established for the substitution will be August 14, 2009.

The following underlying mutual fund was scheduled to be a part of this substitution, but has been removed.  Any assets allocated to this underlying mutual fund will remain so allocated until the contract owner directs a transfer.

Fund No Longer Part of the Substitution
Federated Insurance Series—Federated Quality Bond Fund II: Primary Shares

Prior to the Exchange Date.  From the current date until the Exchange Date, investors with allocations in the Existing Fund may transfer allocations to any other available underlying mutual fund, the fixed account (if available), and/or a Guaranteed Term Option (if available) in accordance with the contract.  During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

On the Exchange Date.  At the close of business on the Exchange Date, any allocations that remain in the Existing Fund will be redeemed.  Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Fund.  All contract owners affected by the substitution will receive a written confirmation of the transaction.  The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

After the Exchange Date.  Effective immediately following the Exchange Date, the Existing Fund will no longer be available as an investment option in the contract.  Additionally, from the Exchange Date through September 14, 2009, contract owners may reallocate amounts that were substituted into the Replacement Fund to any other available underlying mutual fund, the fixed account (if applicable), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215

1-800-848-6331

TDD: 1-800-238-3035